Exhibit 10.2

AMENDMENT NO.1 TO STOCK PURCHASE AGREEMENT

by and among

EDWARD TRANSIT EXPRESS GROUP, INC.,

JUGUANG ZHANG,

and

CHEETAH NET SUPPLY CHAIN SERVICE INC.

Dated as of January 29, 2024

AMENDMENT NO.1 TO STOCK PURCHASE AGREEMENT

This Amendment No.1, dated as of January 29, 2024 (this “Amendment”), to the Stock Purchase Agreement, dated as of January 24, 2024 (the “Agreement”), is made by and among Edward Transit Express Group, Inc., a California corporation (the “Company”), Juguang Zhang, a Chinese individual resident (“Seller”), and Cheetah Net Supply Chain Service Inc., a North Carolina corporation (“Buyer”). The Company, Seller, and Buyer are sometimes referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, Buyer’s transfer agent cannot issue the Share Consideration to Seller on or prior to the Closing Date if the per share price of the Share Consideration is determined at 80% of the average closing price over the last ten (10) business days prior to the Closing Date pursuant to the Agreement;

WHEREAS, Section 8.8 of the Agreement permits the Parties to amend the Agreement by an instrument in writing signed on behalf of each of the Parties at any time;

WHEREAS, the Parties desire to confirm the amount hereto and amend the Agreement, in each case, as set forth herein.

NOW, THEREFORE, in consideration of the mutual agreements made herein and of the mutual benefits to be derived here from, the Parties agree as follows:

1.1.            Amendment of Section 1.1 “Closing Date” definition of the Agreement. Section 1.1 “Closing Date” definition of the Agreement is amended and restated in its entirety as follows:

“Closing Date” means the earlier of (i) twenty (20) calendar days after the execution of this Agreement; or (ii) the date upon completion of the delivery of the documents and deliverables as contemplated in Section 2.2 herein.”

1.2.            Amendment of Section 2.1 of the Agreement. Section 2.1 of the Agreement is amended and restated in its entirety as follows:

“Purchase; Calculation of Purchase Price. Subject to the terms and conditions hereof, at the Closing, Seller shall sell, assign, transfer, convey, and deliver to Buyer, and Buyer shall acquire from Seller, the Shares, free and clear of any Liens other than transfer restrictions imposed on equity securities by Securities Act or any other applicable securities Laws and Liens imposed by or in relation to Buyer, in consideration for the payment by Buyer to Seller of an aggregate amount of $1,500,000 (the “Purchase Price”), which consists of (i) a cash consideration of $300,000 (the “Cash Consideration”); plus (ii) a share consideration in the form of the issuance of Buyer’s unregistered Class A common stock in an aggregate market value of $1,200,000 (the “Share Consideration”),with the per share price being determined at 80% of the average closing price over the last ten (10) business days prior to the execution of the Agreement. For the avoidance of doubt, the Parties affirm that the per share price of the Share Consideration shall be calculated at 80% of the average closing price from January 9, 2024, to January 23, 2024. This computation yields a per share price of $0.943152 (calculated as $1.17894 * 80%), resulting in a total of 1,272,329 Shares. The Parties explicitly agree to abide by the specified amount outlined above and expressly waive any claim to a Share quantity exceeding or falling below the aggregate market value of $1,200,000 resulting from the aforementioned calculation.”

1.3.            Defined Terms; Conflict. Capitalized terms used but not defined herein shall have the meaning assigned to them in the Agreement. In the event of any conflict between the Agreement and this Amendment, this Amendment will control.

1.4.            No Other Modification. The Agreement shall not be modified by this Amendment in any respect except as expressly set forth herein.

1.5.            Effect of Amendment. This Amendment shall form a part of the Agreement for all purposes, and each Party thereto and hereto shall be bound hereby. From and after the execution of this Amendment by the Parties hereto, any reference to the Agreement shall be deemed a reference to the Agreement as amended hereby.

1.6.            Governing Law. All disputes, claims or controversies arising out of or relating to this Amendment, or the negotiation, validity or performance of this Amendment, or the transactions contemplated hereby shall be governed by and construed in accordance with the internal Laws of the State of North Carolina, without regard to its rules of conflict of laws.

[Signature Page Follows]

IN WITNESS WHEREOF, the Parties have duly executed this Amendment as of the date first above written.

SELLER:

JUGUANG ZHANG

/s/ Juguang Zhang

COMPANY:

EDWARD TRANSIT EXPRESS GROUP, INC.

By:	/s/ Franky Zhang
Name:	Franky Zhang
Title:	General Manager

BUYER:

CHEETAH NET SUPPLY CHAIN SERVICE INC.

By:	/s/ Huan Liu
Name:	Huan Liu
Title:	President

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